UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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HUBSPOT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Hubspot HUBSPOT, INC. 25 FIRST STREET CAMBRIDGE, MA 02141 Your Vote Counts HUBSPOT, INC. 2021 Annual Meeting of Stockholders Vote by June 2, 2021 11:59 PM Eastern Time D40434-P53344 You invested in HUBSPOT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2021 Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 3, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting them prior to May 20, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control# Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting June 3, 2021 11:30 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com HUBS2021 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Elect three Class I directors to hold office until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified, subject to their earlier resignation or removal. Nominees: 1a. Brian Halligan For 1b. Ron Gill For 1c. Jill Ward For 2. Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and For 3. Non-binding advisory vote to approve the compensation of the Company’s Named Executive Officers. For NOTE: To transact such other business that properly comes before the Annual Meeting (including adjournments or postponements thereof). Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D40434-P53344